FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2014 Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2014	December 31, 2013
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2014 - $6,111,433; 2013 - $5,828,539)	$6,700,698	$6,081,753
Equity securities - available for sale, at fair value (cost: 2014 - $107,410; 2013 - $90,071)	112,623	91,555
Mortgage loans	629,296	575,861
Real estate	3,622	4,084
Policy loans	182,502	176,993
Short-term investments	48,585	108,677
Other investments	3,644	1,079
Total investments	7,680,970	7,040,002

Cash and cash equivalents	76,632	6,370
Securities and indebtedness of related parties	129,872	116,305
Accrued investment income	76,445	75,186
Amounts receivable from affiliates	2,666	3,145
Reinsurance recoverable	101,247	100,001
Deferred acquisition costs	220,760	335,514
Value of insurance in force acquired	22,497	23,579
Other assets	70,286	67,266
Assets held in separate accounts	683,033	693,955

Total assets	$9,064,408	$8,461,323

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2014	December 31, 2013
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,543,980	$4,278,871
Traditional life insurance and accident and health products	1,581,138	1,515,139
Other policy claims and benefits	34,895	45,530
Supplementary contracts without life contingencies	341,955	349,761
Advance premiums and other deposits	248,679	240,441
Amounts payable to affiliates	188	408
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	2,764	1,499
Deferred income taxes	205,698	122,839
Other liabilities	72,196	71,089
Liabilities related to separate accounts	683,033	693,955
Total liabilities	7,811,526	7,416,532

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,703,903 shares in 2014 and 24,742,942 shares in 2013	144,625	134,993
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2014 and 2013	72	72
Accumulated other comprehensive income	258,410	119,067
Retained earnings	846,737	787,609
Total FBL Financial Group, Inc. stockholders' equity	1,252,844	1,044,741
Noncontrolling interest	38	50
Total stockholders' equity	1,252,882	1,044,791
Total liabilities and stockholders' equity	$9,064,408	$8,461,323

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Revenues:
Interest sensitive product charges	$27,685	$27,206	$109,770	$111,575
Traditional life insurance premiums	45,344	46,069	183,300	180,944
Net investment income	98,492	93,561	382,082	370,651
Net realized capital gains on sales of investments	221	3,142	3,760	15,967

Total other-than-temporary impairment losses	(549)	(802)	(822)	(6,662)
Non-credit portion in other comprehensive income	—	—	—	4,250
Net impairment losses recognized in earnings	(549)	(802)	(822)	(2,412)
Other income	3,954	3,808	14,849	14,506
Total revenues	175,147	172,984	692,939	691,231

Benefits and expenses:
Interest sensitive product benefits	53,395	53,188	211,540	203,599
Traditional life insurance benefits	41,013	40,676	162,876	160,471
Policyholder dividends	2,926	3,322	12,012	13,319
Underwriting, acquisition and insurance expenses	34,711	32,831	138,258	138,260
Interest expense	1,212	1,217	4,707	6,863
Other expenses	4,446	4,175	16,445	18,414
Total benefits and expenses	137,703	135,409	545,838	540,926
	37,444	37,575	147,101	150,305
Income taxes	(12,233)	(12,399)	(47,335)	(49,322)
Equity income, net of related income taxes	2,932	1,741	10,103	7,410
Net income	28,143	26,917	109,869	108,393
Net loss attributable to noncontrolling interest	5	35	72	165
Net income attributable to FBL Financial Group, Inc.	$28,148	$26,952	$109,941	$108,558

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$52,197	$10,703	$249,284	$(62,228)

Earnings per common share	$1.13	$1.08	$4.42	$4.25
Earnings per common share - assuming dilution	$1.13	$1.07	$4.39	$4.21

Cash dividends per common share	$0.35	$0.15	$1.40	$0.52
Special cash dividend per common share	$—	$—	$—	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Operating revenues:
Interest sensitive product charges	$27,216	$27,091	$27,361	$27,633	$27,686
Traditional life insurance premiums	46,069	45,492	47,444	45,020	45,344
Net investment income	93,226	92,321	93,772	95,375	98,344
Other income	3,808	3,861	3,011	4,023	3,954
Total operating revenues	170,319	168,765	171,588	172,051	175,328

Benefits and expenses:
Interest sensitive product benefits	53,222	53,501	51,767	52,647	53,193
Traditional life insurance benefits	40,675	41,497	41,991	38,371	41,013
Policyholder dividends	3,322	3,345	2,907	2,834	2,926
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,139	5,653	6,186	6,227	4,790
Amortization of deferred acquisition costs	6,810	7,947	6,633	8,674	9,746
Amortization of value of insurance in force acquired	549	449	694	564	1,786
Other underwriting expenses	19,232	19,364	21,343	19,427	18,465
Total underwriting, acquisition and insurance expenses	32,730	33,413	34,856	34,892	34,787
Interest expense	1,217	1,212	1,086	1,197	1,212
Other expenses	4,175	4,128	4,383	3,488	4,446
Total benefits and expenses	135,341	137,096	136,990	133,429	137,577
	34,978	31,669	34,598	38,622	37,751
Income taxes	(11,491)	(10,276)	(10,999)	(12,158)	(12,341)
Net loss attributable to noncontrolling interest	35	43	17	7	5
Equity income, net of related income taxes	1,741	1,648	2,531	2,992	2,932
Operating income	25,263	23,084	26,147	29,463	28,347

Realized gains/losses on investments, net of offsets	1,492	(328)	1,737	597	(220)
Change in net unrealized gains/losses on derivatives, net of offsets	197	236	758	99	21
Net income attributable to FBL Financial Group, Inc.	$26,952	$22,992	$28,642	$30,159	$28,148

Operating income per common share - assuming dilution	$1.00	$0.92	$1.05	$1.18	$1.13
Earnings per common share - assuming dilution	$1.07	$0.91	$1.14	$1.21	$1.13

Weighted average common shares outstanding (in thousands):
Basic	24,896	24,937	24,835	24,858	24,830
Effect of dilutive securities	233	180	148	131	132
Diluted	25,129	25,117	24,983	24,989	24,962

Operating return on equity, excluding AOCI - last twelve months	10.8%	10.8%	10.8%	11.1%	11.2%
Operating return on equity, including AOCI - last twelve months	8.9%	9.0%	9.1%	9.3%	9.2%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended December 31, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$535	$15,549	$11,602	$27,686
Traditional life insurance premiums	—	45,344	—	45,344
Net investment income	52,797	37,212	8,335	98,344
Other income	—	(85)	4,039	3,954
Total operating revenues	53,332	98,020	23,976	175,328

Benefits and expenses:
Interest sensitive product benefits	26,971	17,221	9,001	53,193
Traditional life insurance benefits	—	41,013	—	41,013
Policyholder dividends	—	2,926	—	2,926
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	463	3,676	651	4,790
Amortization of deferred policy acquisition costs	2,591	4,708	2,447	9,746
Amortization of value of insurance in force acquired	1,405	381	—	1,786
Other underwriting expenses	3,913	13,170	1,382	18,465
Total underwriting, acquisition and insurance expenses	8,372	21,935	4,480	34,787
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,446	4,446
Total benefits and expenses	35,343	83,095	19,139	137,577
	17,989	14,925	4,837	37,751
Net loss attributable to noncontrolling interest	—	—	5	5
Equity loss, before tax	—	—	(325)	(325)
Pre-tax operating income	$17,989	$14,925	$4,517	$37,431

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended December 31, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$300	$15,136	$11,780	$27,216
Traditional life insurance premiums	—	46,069	—	46,069
Net investment income	49,464	35,507	8,255	93,226
Other income	—	(129)	3,937	3,808
Total operating revenues	49,764	96,583	23,972	170,319

Benefits and expenses:
Interest sensitive product benefits	26,476	17,075	9,671	53,222
Traditional life insurance benefits	—	40,675	—	40,675
Policyholder dividends	—	3,322	—	3,322
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	564	4,622	953	6,139
Amortization of deferred acquisition costs	2,693	3,686	431	6,810
Amortization of value of insurance in force acquired	166	383	—	549
Other underwriting expenses	4,454	13,204	1,574	19,232
Total underwriting, acquisition and insurance expenses	7,877	21,895	2,958	32,730
Interest expense	—	—	1,217	1,217
Other expenses	—	—	4,175	4,175
Total benefits and expenses	34,353	82,967	18,021	135,341
	15,411	13,616	5,951	34,978
Net loss attributable to noncontrolling interest	—	—	35	35
Equity loss, before tax	—	—	(1,362)	(1,362)
Pre-tax operating income	$15,411	$13,616	$4,624	$33,651

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$300	$554	$511	$327	$535
Net investment income	49,464	49,025	48,985	50,743	52,797
Total operating revenues	49,764	49,579	49,496	51,070	53,332

Benefits and expenses:
Interest sensitive product benefits	26,476	26,755	26,047	25,896	26,971
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	564	454	562	560	463
Amortization of deferred acquisition costs	2,693	2,461	2,740	2,685	2,591
Amortization of value of insurance in force acquired	166	143	583	183	1,405
Other underwriting expenses	4,454	4,319	4,915	4,775	3,913
Total underwriting, acquisition and insurance expenses	7,877	7,377	8,800	8,203	8,372
Total benefits and expenses	34,353	34,132	34,847	34,099	35,343
Pre-tax operating income	$15,411	$15,447	$14,649	$16,971	$17,989

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,645,736	$3,713,165	$3,803,609	$3,821,291	$3,851,301
Deferred acquisition costs	82,404	82,901	82,838	82,882	82,778
Value of insurance in force acquired	8,364	8,224	7,631	7,449	6,044

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,172,598	$3,232,193	$3,271,567	$3,310,214	$3,370,109
Other insurance reserves	376,879	375,232	375,869	372,840	372,244
Allocated equity, excluding AOCI	269,760	266,949	269,910	272,546	276,934

Other data:
Number of direct contracts	53,252	53,179	53,132	52,938	52,938

Portfolio yield net of assumed defaults	5.11%	5.07%	5.00%	4.97%	4.94%
Credited rate	2.99	2.97	2.88	2.88	2.87
Spread on fixed annuities at end of quarter (1)	2.12%	2.10%	2.12%	2.09%	2.07%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,424,202	$2,460,609	$2,508,669	$2,549,318	$2,584,236
Deposits	64,936	85,207	81,167	65,482	56,322
Withdrawals, surrenders and death benefits	(36,221)	(43,079)	(46,974)	(37,656)	(38,551)
Net flows	28,715	42,128	34,193	27,826	17,771

Policyholder interest	17,836	17,946	17,875	17,574	18,830
Annuitizations and other	(10,144)	(12,014)	(11,419)	(10,482)	(11,045)
Balance, end of period	2,460,609	2,508,669	2,549,318	2,584,236	2,609,792
Other interest sensitive reserves	711,989	723,524	722,249	725,978	760,317
Total interest sensitive product reserves	$3,172,598	$3,232,193	$3,271,567	$3,310,214	$3,370,109

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,136	$14,760	$15,335	$15,653	$15,549
Traditional life insurance premiums	46,069	45,492	47,444	45,020	45,344
Net investment income	35,507	35,650	36,137	37,350	37,212
Other income	(129)	(85)	(79)	(88)	(85)
Total operating revenues	96,583	95,817	98,837	97,935	98,020

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,093	8,002	8,100	8,348	8,038
Death benefits and other	8,982	11,410	11,041	11,847	9,183
Total interest sensitive product benefits	17,075	19,412	19,141	20,195	17,221
Traditional life insurance benefits:
Death benefits	17,917	19,754	18,260	14,120	16,853
Surrender and other benefits	8,690	9,009	7,200	7,025	7,343
Increase in traditional life future policy benefits	14,068	12,734	16,531	17,226	16,817
Total traditional life insurance benefits	40,675	41,497	41,991	38,371	41,013
Policyholder dividends	3,322	3,345	2,907	2,834	2,926
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,622	4,152	4,873	4,753	3,676
Amortization of deferred acquisition costs	3,686	3,831	3,279	3,776	4,708
Amortization of value of insurance in force acquired	383	306	111	381	381
Other underwriting expenses	13,204	13,182	14,654	13,002	13,170
Total underwriting, acquisition and insurance expenses	21,895	21,471	22,917	21,912	21,935
Total benefits and expenses	82,967	85,725	86,956	83,312	83,095
Pre-tax operating income	$13,616	$10,092	$11,881	$14,623	$14,925

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,473,047	$2,526,787	$2,569,762	$2,584,470	$2,620,522
Deferred acquisition costs	216,743	219,974	224,374	227,849	232,020
Value of insurance in force acquired	21,571	21,266	21,154	20,773	20,392

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$774,614	$787,436	$801,942	$813,652	$824,964
Other insurance reserves	1,679,942	1,695,142	1,715,370	1,735,299	1,750,822
Allocated equity, excluding AOCI	298,612	290,063	295,783	301,323	307,062

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	358,924	359,299	360,008	360,695	362,519
Number of direct policies - universal life	61,250	61,219	61,526	61,800	62,020
Direct face amounts - traditional life	$42,865,933	$43,359,093	$44,033,818	$44,605,483	$45,294,950
Direct face amounts - universal life	$6,189,967	$6,235,767	$6,322,240	$6,382,181	$6,435,869

Portfolio yield net of assumed defaults	5.48%	5.47%	5.43%	5.40%	5.35%
Credited rate	3.93	3.93	3.94	3.86	3.86
Spread on universal life at end of quarter (1)	1.55%	1.54%	1.49%	1.54%	1.49%

Interest sensitive reserve activity:
Balance, beginning of period	$761,236	$774,614	$787,436	$801,942	$813,652
Deposits	24,838	27,289	28,116	23,853	23,550
Withdrawals and surrenders	(4,115)	(6,541)	(5,658)	(4,578)	(5,001)
Net flows	20,723	20,748	22,458	19,275	18,549

Policyholder interest	7,405	7,370	7,416	7,573	7,392
Policy charges	(15,668)	(15,631)	(15,943)	(16,041)	(16,081)
Benefits and other	918	335	575	903	1,452
Balance, end of period	$774,614	$787,436	$801,942	$813,652	$824,964

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,780	$11,777	$11,515	$11,653	$11,602
Net investment income	8,255	7,646	8,650	7,282	8,335
Other income	3,937	3,946	3,090	4,111	4,039
Total operating revenues	23,972	23,369	23,255	23,046	23,976

Benefits and expenses:
Interest sensitive product benefits	9,671	7,334	6,579	6,556	9,001
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	953	1,047	751	914	651
Amortization of deferred acquisition costs	431	1,655	614	2,213	2,447
Other underwriting expenses	1,574	1,863	1,774	1,650	1,382
Total underwriting, acquisition and insurance expenses	2,958	4,565	3,139	4,777	4,480
Interest expense	1,217	1,212	1,086	1,197	1,212
Other expenses	4,175	4,128	4,383	3,488	4,446
Total benefits and expenses	18,021	17,239	15,187	16,018	19,139
	5,951	6,130	8,068	7,028	4,837
Net loss attributable to noncontrolling interest	35	43	17	7	5
Equity loss, before tax	(1,362)	(1,580)	(1,119)	(246)	(325)
Pre-tax operating income	$4,624	$4,593	$6,966	$6,789	$4,517

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$666,521	$625,172	$595,009	$618,631	$614,669
Deferred acquisition costs	91,917	90,434	89,814	87,725	85,506
Separate account assets	693,955	694,570	712,533	686,218	683,033

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$328,702	$331,594	$332,532	$333,910	$337,725
Other insurance reserves	96,840	97,534	94,983	94,564	95,062
Separate account liabilities	693,955	694,570	712,533	686,218	683,033
Allocated equity, excluding AOCI	354,302	375,201	386,034	397,156	407,438

Rollforward of separate account balances:
Beginning separate account balance	$665,252	$693,955	$694,570	$712,533	$686,218
Net premiums	5,262	8,413	9,595	5,340	3,061
Net investment income	44,798	10,797	28,568	(11,995)	12,069
Charges, benefits and surrenders	(21,357)	(18,595)	(20,200)	(19,660)	(18,315)
Ending separate account balance	$693,955	$694,570	$712,533	$686,218	$683,033

Other data:
Number of direct contracts - variable annuity	12,941	12,735	12,493	12,287	12,128
Number of direct policies - variable universal life	44,690	44,155	43,634	43,139	42,651
Direct face amounts - variable universal life	$5,547,580	$5,473,919	$5,418,472	$5,359,184	$5,289,986

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,734	$82,404	$82,901	$82,838	$82,882
Capitalization:
Commissions	2,222	2,655	2,532	2,278	2,112
Expenses	137	270	223	248	281
Deferral of sales inducements	—	—	48	69	71
Total capitalization	2,359	2,925	2,803	2,595	2,464
Amortization - operating basis, before impact of unlocking	(2,691)	(2,461)	(2,938)	(2,690)	(2,598)
Amortization - unlocking, operating basis	—	—	197	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	2	33	(125)	139	30
Balance - end of period	$82,404	$82,901	$82,838	$82,882	$82,778

Life Insurance
Balance - beginning of period	$210,818	$216,743	$219,974	$224,374	$227,849
Capitalization:
Commissions	6,392	3,797	4,821	4,447	5,472
Expenses	2,680	3,055	2,559	2,704	3,134
Deferral of sales inducements	655	244	387	215	419
Total capitalization	9,727	7,096	7,767	7,366	9,025
Amortization - operating basis, before impact of unlocking	(3,773)	(3,865)	(3,427)	(3,803)	(4,255)
Amortization - unlocking, operating basis	—	—	60	—	(600)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(29)	—	—	(88)	1
Balance - end of period	$216,743	$219,974	$224,374	$227,849	$232,020

Corporate and Other
Balance - beginning of period	$92,225	$91,917	$90,434	$89,814	$87,725
Capitalization:
Commissions	217	267	239	128	187
Deferral of sales inducements	25	2	21	10	12
Total capitalization	242	269	260	138	199
Amortization - operating basis, before impact of unlocking	(477)	(1,685)	(1,237)	(2,235)	(1,571)
Amortization - unlocking, operating basis	—	—	640	—	(892)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(73)	(67)	(283)	8	45
Balance - end of period	$91,917	$90,434	$89,814	$87,725	$85,506

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
		(Dollars in thousands)
Total
Balance - beginning of period	$385,777	$391,064	$393,309	$397,026	$398,456
Capitalization:
Commissions	8,831	6,719	7,592	6,853	7,771
Expenses	2,817	3,325	2,782	2,952	3,415
Deferral of sales inducements	680	246	456	294	502
Total capitalization	12,328	10,290	10,830	10,099	11,688
Amortization - operating basis, before impact of unlocking	(6,941)	(8,011)	(7,602)	(8,728)	(8,424)
Amortization - unlocking, operating basis	—	—	897	—	(1,492)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(100)	(34)	(408)	59	76
Balance - end of period	391,064	393,309	397,026	398,456	400,304
Impact of realized/unrealized gains/losses in AOCI	(55,550)	(105,551)	(141,844)	(148,900)	(179,544)
Deferred acquisition costs	$335,514	$287,758	$255,182	$249,556	$220,760

FBL Financial Group, Inc.
Collected Premiums

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$22,538	$31,211	$35,166	$22,494	$15,842
Renewal	22,910	32,374	30,110	23,581	19,677
Total fixed rate	45,448	63,585	65,276	46,075	35,519
Index annuity	11,732	21,219	17,063	19,646	20,867
Total individual	57,180	84,804	82,339	65,721	56,386
Group	2,271	1,448	2,235	2,035	3,063
Total Annuity	59,451	86,252	84,574	67,756	59,449

Life Insurance
Direct:
Universal life:
First year	9,290	10,318	11,374	7,991	6,763
Renewal	14,762	16,468	16,062	14,942	16,212
Total universal life	24,052	26,786	27,436	22,933	22,975
Participating whole life:
First year	2,968	2,513	2,673	3,173	2,905
Renewal	24,103	25,067	25,107	23,252	24,057
Total participating whole life	27,071	27,580	27,780	26,425	26,962
Term life and other:
First year	2,880	2,714	2,943	2,809	2,816
Renewal	20,584	21,455	21,317	21,192	22,139
Total term life and other	23,464	24,169	24,260	24,001	24,955
Total direct life insurance	74,587	78,535	79,476	73,359	74,892
Reinsurance	(5,175)	(5,697)	(5,890)	(5,702)	(6,875)
Total Life Insurance	69,412	72,838	73,586	67,657	68,017

Corporate and Other
Variable, net of reinsurance	15,334	19,569	18,147	13,910	14,456
Accident and health, net of reinsurance	275	64	40	52	226
Total Corporate and Other	15,609	19,633	18,187	13,962	14,682

Total collected premiums	$144,472	$178,723	$176,347	$149,375	$142,148

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2014	2014	2014	2014
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	922,674	932,213	951,727	971,025	991,434
Total capitalization, excluding AOCI	1,022,674	1,032,213	1,051,727	1,071,025	1,091,434

Accumulated other comprehensive income	119,067	188,547	242,334	234,361	258,410
Total capitalization, including AOCI	$1,141,741	$1,220,760	$1,294,061	$1,305,386	$1,349,844

Common shares outstanding	24,754,355	24,701,852	24,713,506	24,672,812	24,715,316

Book Value per Share:
Excluding AOCI	$37.27	$37.74	$38.51	$39.36	$40.11
Including AOCI	42.08	45.37	48.32	48.85	50.57

Debt-to-Capital Ratio:
Excluding AOCI	9.5%	9.4%	9.2%	9.1%	8.9%
Including AOCI	8.5	7.9	7.5	7.4	7.2

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.7%	4.7%	4.6%	4.5%	4.4%
Including AOCI	4.2	4.0	3.7	3.7	3.6

Class A Common Ownership:
Iowa Farm Bureau Federation	59.7%	59.8%	59.8%	59.9%	59.7%
Other Farm Bureau entities	5.7	6.3	6.3	6.3	6.2
Public	34.6	33.9	33.9	33.8	34.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2014	2014	2014	2014

Quality of Fixed Maturity Securities:
AAA, AA, A	61.3%	61.8%	63.5%	62.7%	63.5%
BBB	34.3	33.8	32.5	33.5	32.9
BB	2.7	2.7	2.6	2.5	2.5
<BB	1.7	1.7	1.4	1.3	1.1

Investment by Type:
Fixed maturity securities	66.8%	67.4%	67.3%	67.1%	67.1%
Residential mortgage-backed	7.4	7.3	7.1	6.7	6.4
Commercial mortgage-backed	5.7	6.0	6.6	6.7	6.9
Other asset-backed	6.5	6.4	6.4	6.6	6.8
Mortgage loans	8.2	8.0	8.0	8.3	8.2
Equity securities	1.3	1.4	1.5	1.5	1.5
Other	4.1	3.5	3.1	3.1	3.1

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,121	1,117	1,126	1,119	1,141
7 life partner states (1)	680	677	675	667	654
	1,801	1,794	1,801	1,786	1,795

(1) Includes Greenfields Life Insurance Company agents in Colorado.

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,914)	$(1,761)	$(1,669)	$(1,355)	$(1,626)
Other equity method investments	552	181	550	1,109	1,301
	(1,362)	(1,580)	(1,119)	(246)	(325)
Income taxes:
Taxes on equity income (loss)	477	566	379	93	126
Investment tax credits	2,626	2,662	3,271	3,145	3,131
Equity income, net of related income taxes	$1,741	$1,648	$2,531	$2,992	$2,932